Trane Technologies Reports Strong Fourth-Quarter and Full-Year 2025 Results; Robust Bookings and Backlog Provide Strong Visibility Entering 2026

Highlights (fourth-quarter 2025 versus fourth-quarter 2024, unless otherwise noted):

●	Organic bookings up 22 percent, led by Americas Commercial HVAC, up more than 35 percent
●	Record backlog of $7.8 billion, up 15 percent versus year-end 2024; Americas Commercial HVAC up 25 percent
●	Reported revenues of $5.1 billion, up 6 percent; organic revenues* up 4 percent
●	GAAP continuing EPS of $2.74; adjusted continuing EPS* of $2.86, up 10 percent
Highlights (full-year 2025 versus full-year 2024, unless otherwise noted):

●	Organic bookings up 11 percent, led by Americas Commercial HVAC, up 22 percent
●	Reported revenues of $21.3 billion, up 7 percent; organic revenues up 6 percent
●	GAAP operating margin up 100 bps; adjusted operating margin* up 90 bps
●	Adjusted EBITDA margin* of 20.1 percent, up 70 bps
●	GAAP continuing EPS of $13.14; adjusted continuing EPS of $13.06, up 16 percent
●	Strong free cash flow conversion* of 98 percent
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, January 29, 2026 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.74 for the fourth quarter of 2025. Adjusted continuing EPS was $2.86, up 10 percent.

Fourth-Quarter 2025 Results

Financial Comparisons - Fourth-Quarter Continuing Operations

$, millions except EPS	Q4 2025	Q4 2024	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$5,760	$4,659	24%	22%
Net Revenues	$5,145	$4,874	6%	4%
GAAP Operating Income	$819	$808	1%
GAAP Operating Margin	15.9%	16.6%	(70) bps
Adjusted Operating Income*	$837	$794	5%
Adjusted Operating Margin*	16.3%	16.3%	0 bps
Adjusted EBITDA*	$923	$894	3%
Adjusted EBITDA Margin*	17.9%	18.3%	(40) bps
GAAP Continuing EPS	$2.74	$2.67	3%
Adjusted Continuing EPS	$2.86	$2.61	10%
Pre-tax Non-GAAP Adjustments, net**	$34.9	($13.2)	$48.1
**For details see tables 2 and 3 of the news release.
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“Thanks to our purpose-driven strategy, talented team and disciplined execution, 2025 was another strong year for our company,” said Dave Regnery, chair and CEO. “We achieved strong revenue growth, adjusted earnings per share growth and free cash flow conversion, despite challenging markets in residential and transport refrigeration.

"We continue to see tremendous strength and rapidly growing pipelines in our commercial HVAC businesses, led by the Americas, where fourth quarter applied bookings were up more than 120%. We ended the year with record enterprise backlog of $7.8 billion, providing strong visibility to future market outgrowth.

“Since launching Trane Technologies in 2020, we’ve built a powerful long-term track record – including compound annual revenue growth of 11%, EBITDA margin expansion of 470 basis points, compound annual adjusted earnings per share growth of 24%, and free cash flow conversion of 106%. With significant opportunities ahead, record backlog levels and strong customer demand, we remain confident in delivering differentiated results into the future.”

Highlights from the Fourth Quarter of 2025 (all comparisons against fourth-quarter 2024 unless otherwise noted):
•Strong bookings of $5.8 billion, up 24 percent; organic bookings up 22 percent.
•Book-to-bill was 112 percent, global Commercial HVAC book-to-bill was 114 percent.
•Enterprise reported revenues were up 6 percent; organic revenues were up 4 percent.
•GAAP operating margin was down 70 basis points, adjusted operating margin was flat and adjusted EBITDA margin was down 40 basis points.

Fourth-Quarter Business Review (all comparisons against fourth-quarter 2024 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls and solutions, energy services and solutions, residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q4 2025	Q4 2024	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,651.3	$3,676.5	27%	26%
Net Revenues	$4,012.6	$3,802.5	6%	5%
GAAP Operating Income	$686.7	$685.0	0%
GAAP Operating Margin	17.1%	18.0%	(90) bps
Adjusted Operating Income	$691.8	$669.3	3%
Adjusted Operating Margin	17.2%	17.6%	(40) bps
Adjusted EBITDA	$757.2	$741.4	2%
Adjusted EBITDA Margin	18.9%	19.5%	(60) bps

•Strong bookings of $4.7 billion, up 27 percent; organic bookings up 26 percent.
•Bookings strength led by Americas Commercial HVAC, up more than 35 percent; applied equipment bookings up more than 120 percent, with applied book-to-bill of 200 percent.
•Americas Commercial HVAC backlog up 25 percent versus year-end 2024.
•Reported revenues were up 6 percent; organic revenues were up 5 percent.
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•GAAP operating margin was down 90 basis points, adjusted operating margin was down 40 basis points and adjusted EBITDA margin was down 60 basis points.

Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems and services, energy services and solutions, and transport refrigeration systems and solutions.

$, millions	Q4 2025	Q4 2024	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$731.8	$614.8	19%	9%
Net Revenues	$771.0	$690.3	12%	2%
GAAP Operating Income	$122.0	$119.8	2%
GAAP Operating Margin	15.8%	17.4%	(160) bps
Adjusted Operating Income	$124.6	$119.1	5%
Adjusted Operating Margin	16.2%	17.3%	(110) bps
Adjusted EBITDA	$133.7	$130.4	3%
Adjusted EBITDA Margin	17.3%	18.9%	(160) bps

•Strong bookings up 19 percent; organic bookings up 9 percent.
•Reported revenues were up 12 percent including approximately 8 percentage points of positive foreign exchange impact and 2 percentage points related to acquisitions. Organic revenues were up 2 percent.
•EMEA Commercial HVAC backlog up approximately 40 percent versus year-end 2024.
•GAAP operating margin was down 160 basis points, adjusted operating margin was down 110 basis points and adjusted EBITDA margin was down 160 basis points.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2025	Q4 2024	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$376.8	$367.8	2%	1%
Net Revenues	$360.9	$381.2	(5)%	(6)%
GAAP Operating Income	$92.7	$94.3	(2)%
GAAP Operating Margin	25.7%	24.7%	100 bps
Adjusted Operating Income	$92.7	$96.1	(4)%
Adjusted Operating Margin	25.7%	25.2%	50 bps
Adjusted EBITDA	$95.0	$100.9	(6)%
Adjusted EBITDA Margin	26.3%	26.5%	(20) bps

•Reported bookings up 2 percent; organic bookings up 1 percent.
•Reported revenues were down 5 percent; organic revenues were down 6 percent.
•GAAP operating margin was up 100 basis points, adjusted operating margin was up 50 basis points and adjusted EBITDA margin was down 20 basis points.

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Full-Year 2025 Results (all comparisons against full-year 2024 unless otherwise noted)

Financial Comparisons - Full-year Continuing Operations

$, millions except EPS	2025	2024	Y-O-Y Change	Organic Y-O-Y
Bookings	$22,648	$20,286	12%	11%
Net Revenues	$21,322	$19,838	7%	6%
GAAP Operating Income	$3,967	$3,500	13%
GAAP Operating Margin	18.6%	17.6%	100 bps
Adjusted Operating Income	$3,945	$3,487	13%
Adjusted Operating Margin	18.5%	17.6%	90 bps
Adjusted EBITDA	$4,276	$3,846	11%
Adjusted EBITDA Margin	20.1%	19.4%	70 bps
GAAP Continuing EPS	$13.14	$11.35	16%
Adjusted Continuing EPS	$13.06	$11.22	16%
•Record bookings of $22.6 billion, up 11 percent organic. Record backlog of $7.8 billion.
•Reported revenues were up 7 percent; organic revenues were up 6 percent.
•GAAP operating margin was up 100 basis points, adjusted operating margin was up 90 basis points and adjusted EBITDA margin was up 70 basis points.
•Strong volume, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	2025	2024	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$3,220	$3,178	$42
Free Cash Flow Y-T-D*	$2,887	$2,789	$98
Working Capital/Revenue*	2.4%	0.8%	160 bps increase
Cash Balance 31 December	$1,763	$1,590	$173
Debt Balance 31 December	$4,615	$4,770	($155)
•Full-year 2025 cash flow from continuing operating activities was $3.2 billion.
•Full-year 2025 free cash flow was $2.9 billion, or 98 percent of adjusted net earnings.
•For full-year 2025, the Company deployed or committed $3.2 billion including approximately $840 million for dividends, approximately $720 million for M&A, $1.5 billion for share repurchases and $150 million for debt retirement.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Full-Year 2026 Guidance

•The Company expects full-year 2026 reported revenue growth of approximately 8.5 percent to 9.5 percent; organic revenue growth of approximately 6 percent to 7 percent versus full-year 2025.
•The Company expects GAAP and adjusted continuing EPS for full-year 2026 of $14.65 to $14.85.
•Additional information regarding the Company's 2026 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and
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targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; trade protection measures such as import or export restrictions, tariffs, quotas; or modifications trade agreements; changing energy prices; worldwide geopolitical conflict; financial institution disruptions; climate change and our sustainability strategies and goals; future health care emergencies on our business, our suppliers and our customers; commodity shortages; price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2025, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.

# # #

1/29/26

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 7: Reconciliation of GAAP to Non-GAAP
•Table 8: Condensed Consolidated Balance Sheets
•Table 9: Condensed Consolidated Statement of Cash Flows
•Table 10: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Travis Bullard	Zac Nagle
919-802-2593, Travis.Bullard@tranetechnologies.com	704-990-3913, InvestorRelations@tranetechnologies.com

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*Q4 Year-to-Date Non-GAAP measures definitions
Adjusted operating income in 2025 is defined as GAAP operating income adjusted for restructuring costs, merger and acquisition transaction costs, and a non-cash adjustment for contingent consideration. Adjusted operating income in 2024 is defined as GAAP operating income adjusted for restructuring costs, legacy legal liability, merger and acquisition transaction costs, and a non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3, 4 and 5 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted net earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2025 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, and a non-cash settlement charge related to the transfer of a pension liability to an insurance company. Adjusted net earnings in 2024 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, legacy legal liability, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, and a U.S. discrete tax benefit. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2025 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, and a non-cash settlement charge related to the transfer of a pension liability to an insurance company. Adjusted continuing EPS in 2024 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, legacy legal liability, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, and a U.S. discrete tax benefit. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2025 is defined as adjusted operating income excluding depreciation and amortization expense and including other income / (expense), net, adjusted for a non-cash settlement charge related to the transfer of a pension liability to an insurance company. Adjusted EBITDA in 2024 is defined as adjusted operating income excluding depreciation and amortization expense and including other income / (expense), net. Other income / (expense), net mainly comprises interest income, foreign currency exchange gains and losses and certain components of pension and postretirement benefit costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4, 5, 6 and 7 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2025 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, merger and acquisition transaction costs, and a non-cash settlement charge related to the transfer of a pension liability to an insurance company divided by adjusted net earnings. Adjusted effective tax rate for 2024 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments restructuring costs, legacy legal liability, and merger and acquisition transaction costs, divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2025 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, legacy legal liability, merger and acquisition transaction costs and proceeds from sale of corporate asset. Free cash flow in 2024 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, legacy legal liability, and merger and acquisition transaction costs less an adjustment for a special three-year Outperformance Incentive Program. Please refer to the free cash flow reconciliation on table 10 of the news release.

•Free cash flow conversion is defined as the ratio of free cash flow divided by adjusted net earnings.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q4 2025) less the prior period (e.g. Q4 2024), divided by the change in net revenues for the current period less the prior period.
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Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions.

Organic bookings is defined as reported orders in the current period adjusted for the impact of currency and acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payable and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of December 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended December 31 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

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Table 1

TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2025	2024	2025	2024
Net revenues	$5,144.5	$4,874.0	$21,321.9	$19,838.2
Cost of goods sold	(3,390.6)	(3,163.1)	(13,611.7)	(12,757.7)
Selling and administrative expenses	(934.9)	(903.3)	(3,742.8)	(3,580.4)
Operating income	819.0	807.6	3,967.4	3,500.1
Interest expense	(55.6)	(59.9)	(226.7)	(238.4)
Other income/(expense), net	(22.1)	2.8	(62.1)	(19.9)
Earnings before income taxes	741.3	750.5	3,678.6	3,241.8
Provision for income taxes	(122.8)	(135.2)	(705.9)	(627.6)
Earnings from continuing operations	618.5	615.3	2,972.7	2,614.2
Discontinued operations, net of tax	(21.6)	(3.4)	(37.0)	(24.7)
Net earnings	596.9	611.9	2,935.7	2,589.5
Less: Net earnings from continuing operations attributable to noncontrolling interests	(5.6)	(7.6)	(17.1)	(21.6)
Net earnings attributable to Trane Technologies plc	$591.3	$604.3	$2,918.6	$2,567.9

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$612.9	$607.7	$2,955.6	$2,592.6
Discontinued operations	(21.6)	(3.4)	(37.0)	(24.7)
Net earnings	$591.3	$604.3	$2,918.6	$2,567.9

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholder:
Continuing operations	$2.74	$2.67	$13.14	$11.35
Discontinued operations	(0.10)	(0.01)	(0.16)	(0.11)
Net earnings	$2.64	$2.66	$12.98	$11.24

Weighted-average number of common shares outstanding:
Diluted	223.6	227.3	224.9	228.4

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2025				For the year ended December 31, 2025
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$5,144.5	$—		$5,144.5	$21,321.9	$—		$21,321.9

	Operating income	819.0	17.7	(a,b)	836.7	3,967.4	(22.8)	(a,b,c)	3,944.6
	Operating margin	15.9%			16.3%	18.6%			18.5%

	Earnings from continuing operations before income taxes	741.3	34.9	(a,b,d)	776.2	3,678.6	(5.6)	(a,b,c,d)	3,673.0
	Provision for income taxes	(122.8)	(8.8)	(e)	(131.6)	(705.9)	(13.9)	(e)	(719.8)
	Effective tax rate	16.6%			17.0%	19.2%			19.6%
	Earnings from continuing operations attributable to Trane Technologies plc	$612.9	$26.1	(f)	$639.0	$2,955.6	$(19.5)	(f)	$2,936.1

	Diluted earnings per common share
	Continuing operations	$2.74	$0.12		$2.86	$13.14	$(0.08)		$13.06

	Weighted-average number of common shares outstanding:
	Diluted	223.6	—		223.6	224.9	—		224.9

	Detail of Adjustments:
(a)	Restructuring costs (COGS & SG&A)		$13.6				$31.2
(b)	M&A transaction costs (SG&A)		4.1				7.2
(c)	Non-cash adjustments for contingent consideration (SG&A)		—				(61.2)
(d)	Non-cash settlement charge related to the transfer of a pension liability to an insurance company		17.2				17.2
(e)	Tax impact of adjustments (a,b,d)		(8.8)				(13.9)
(f)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$26.1				$(19.5)

	Pre-tax impact of adjustments on cost of goods sold		$3.0				$7.5
	Pre-tax impact of adjustments on selling & administrative expenses		14.7				(30.3)
	Pre-tax impact of adjustments on operating income		$17.7				$(22.8)
	Pre-tax impact of adjustments on other, net		17.2				17.2
	Pre-tax impact of adjustments on earnings from continuing operations		$34.9				$(5.6)
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2024				For the year ended December 31, 2024
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,874.0	$—		$4,874.0	$19,838.2	$—		$19,838.2

	Operating income	807.6	(13.2)	(a,b,c,d)	794.4	3,500.1	(13.3)	(a,b,c,d)	3,486.8
	Operating margin	16.6%			16.3%	17.6%			17.6%

	Earnings from continuing operations before income taxes	750.5	(13.2)	(a,b,c,d)	737.3	3,241.8	(13.3)	(a,b,c,d)	3,228.5
	Provision for income taxes	(135.2)	(1.6)	(f)	(136.8)	(627.6)	(16.8)	(e,f)	(644.4)
	Effective tax rate	18.0%			18.6%	19.4%			20.0%
	Earnings from continuing operations attributable to Trane Technologies plc	$607.7	$(14.8)	(g)	$592.9	$2,592.6	$(30.1)	(g)	$2,562.5

	Diluted earnings per common share
	Continuing operations	$2.67	$(0.06)		$2.61	$11.35	$(0.13)		$11.22

	Weighted-average number of common shares outstanding:
	Diluted	227.3	—		227.3	228.4	—		228.4

	Detail of Adjustments:
(a)	Restructuring costs (COGS & SG&A)		$1.5				$5.1
(b)	Legacy legal liability (SG&A)		(1.1)				2.4
(c)	M&A transaction costs (SG&A)		2.5				4.2
(d)	Non-cash adjustments for contingent consideration (SG&A)		(16.1)				(25.0)
(e)	U.S. discrete tax benefit		—				(12.9)
(f)	Tax impact of adjustments (a,b,c)		(1.6)				(3.9)
(g)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(14.8)				$(30.1)

	Pre-tax impact of adjustments on cost of goods sold		$0.1				$(1.0)
	Pre-tax impact of adjustments on selling & administrative expenses		(13.3)				(12.3)
	Pre-tax impact of adjustments on operating income		$(13.2)				$(13.3)
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended December 31, 2025		For the quarter ended December 31, 2024
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$4,012.6		$3,802.5

	Segment operating income	$686.7	17.1%	$685.0	18.0%
	Restructuring/Other(a)	5.1	0.1%	(15.7)	(0.4)%
	Adjusted operating income *	691.8	17.2%	669.3	17.6%
	Depreciation and amortization	70.1	1.8%	76.0	2.0%
	Other income/(expense), net(c)	(4.7)	(0.1)%	(3.9)	(0.1)%
	Adjusted EBITDA *	$757.2	18.9%	$741.4	19.5%

EMEA	Net revenues	$771.0		$690.3

	Segment operating income	$122.0	15.8%	$119.8	17.4%
	Restructuring/Other(a)	2.6	0.4%	(0.7)	(0.1)%
	Adjusted operating income *	124.6	16.2%	119.1	17.3%
	Depreciation and amortization	11.2	1.4%	11.1	1.6%
	Other income/(expense), net	(2.1)	(0.3)%	0.2	—%
	Adjusted EBITDA *	$133.7	17.3%	$130.4	18.9%

Asia Pacific	Net revenues	$360.9		$381.2

	Segment operating income	$92.7	25.7%	$94.3	24.7%
	Restructuring/Other(a)	—	—%	1.8	0.5%
	Adjusted operating income *	92.7	25.7%	96.1	25.2%
	Depreciation and amortization	3.6	1.0%	4.6	1.2%
	Other income/(expense), net	(1.3)	(0.4)%	0.2	0.1%
	Adjusted EBITDA *	$95.0	26.3%	$100.9	26.5%

Corporate	Unallocated corporate expense	$(82.4)		$(91.5)
	Restructuring/Other (b)	10.0		1.4
	Adjusted corporate expense *	(72.4)		(90.1)
	Depreciation and amortization	5.9		5.1
	Other income/(expense), net(c)	3.2		6.3
	Adjusted EBITDA *	$(63.3)		$(78.7)

Total Company	Net revenues	$5,144.5		$4,874.0

	Operating income	$819.0	15.9%	$807.6	16.6%
	Restructuring/Other (a,b)	17.7	0.4%	(13.2)	(0.3)%
	Adjusted operating income	836.7	16.3%	794.4	16.3%
	Depreciation and amortization	90.8	1.7%	96.8	2.0%
	Other income/(expense), net(c)	(4.9)	(0.1)%	2.8	—%
	Adjusted EBITDA *	$922.6	17.9%	$894.0	18.3%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Restructuring/Other in 2025 and 2024 includes restructuring amounts unless specified otherwise. Restructuring/Other within Americas in 2024 includes $16.1 million non-cash adjustment for contingent consideration.
(b) Restructuring/Other within Corporate in 2025 includes $4.1M of M&A transaction costs. Restructuring/Other within Corporate in 2024 includes $1.1M of legacy legal liability and $2.5M of M&A transaction costs.
(c) Other income/(expense), net in 2025 has been adjusted to exclude $17.2M non-cash settlement charge related to the transfer of a pension liability to an insurance company, with $5.0M in Americas and $12.2M in Corporate.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the year ended December 31, 2025		For the year ended December 31, 2024
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$17,168.8		$15,903.2

	Segment operating income	$3,479.4	20.3%	$3,061.8	19.3%
	Restructuring/Other(a)	(40.4)	(0.3)%	(22.7)	(0.2)%
	Adjusted operating income *	3,439.0	20.0%	3,039.1	19.1%
	Depreciation and amortization	294.5	1.7%	299.8	1.9%
	Other income/(expense), net(c)	(20.1)	(0.1)%	(20.6)	(0.1)%
	Adjusted EBITDA *	$3,713.4	21.6%	$3,318.3	20.9%

EMEA	Net revenues	$2,802.1		$2,556.7

	Segment operating income	$475.1	17.0%	$472.4	18.5%
	Restructuring/Other(a)	3.5	0.1%	0.4	—%
	Adjusted operating income *	478.6	17.1%	472.8	18.5%
	Depreciation and amortization	44.2	1.6%	43.5	1.7%
	Other income/(expense), net	(10.1)	(0.4)%	(11.2)	(0.4)%
	Adjusted EBITDA *	$512.7	18.3%	$505.1	19.8%

Asia Pacific	Net revenues	$1,351.0		$1,378.3

	Segment operating income	$307.1	22.7%	$307.0	22.3%
	Restructuring/Other(a)	1.0	0.1%	1.8	0.1%
	Adjusted operating income *	308.1	22.8%	308.8	22.4%
	Depreciation and amortization	15.8	1.2%	17.9	1.3%
	Other income/(expense), net	(0.4)	(0.1)%	2.6	0.2%
	Adjusted EBITDA *	$323.5	23.9%	$329.3	23.9%

Corporate	Unallocated corporate expense	$(294.2)		$(341.1)
	Restructuring/Other(b)	13.1		7.2
	Adjusted corporate expense *	(281.1)		(333.9)
	Depreciation and amortization	21.8		18.2
	Other income/(expense), net(c)	(14.3)		9.3
	Adjusted EBITDA *	$(273.6)		$(306.4)

Total Company	Net revenues	$21,321.9		$19,838.2

	Operating income	$3,967.4	18.6%	$3,500.1	17.6%
	Restructuring/Other (a,b)	(22.8)	(0.1)%	(13.3)	—%
	Adjusted operating income	3,944.6	18.5%	3,486.8	17.6%
	Depreciation and amortization	376.3	1.8%	379.4	1.9%
	Other income/(expense), net(c)	(44.9)	(0.2)%	(19.9)	(0.1)%
	Adjusted EBITDA *	$4,276.0	20.1%	$3,846.3	19.4%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Restructuring/Other in 2025 and 2024 includes restructuring amounts unless specified otherwise. Restructuring/Other within Americas in 2025 includes $61.2M non cash adjustment for contingent consideration. Restructuring/Other within Americas in 2024 includes $25.0M non cash adjustment for contingent consideration.
(b) Restructuring/Other within Corporate in 2025 includes $7.2M of M&A transaction costs. Restructuring/Other within Corporate in 2024 includes $2.4M of legacy legal liability and $4.2M of M&A transaction costs.
(c) Other income/(expense), net in 2025 has been adjusted to exclude $17.2M non-cash settlement charge related to the transfer of a pension liability to an insurance company, with $5.0M in Americas and $12.2M in Corporate.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended December 31,
	2025	2024
Total Company
Adjusted EBITDA *	$922.6	$894.0
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization	(90.8)	(96.8)
Interest expense	(55.6)	(59.9)
Provision for income taxes	(122.8)	(135.2)
Restructuring costs	(13.6)	(1.5)
M&A transaction costs	(4.1)	(2.5)
Non-cash adjustments for contingent consideration	—	16.1
Non-cash settlement charge related to the transfer of a pension liability to an insurance company	(17.2)	—
Legacy legal liability	—	1.1
Discontinued operations, net of tax	(21.6)	(3.4)
Net earnings from continuing operations attributable to noncontrolling interests	(5.6)	(7.6)
Net earnings attributable to Trane Technologies plc	$591.3	$604.3

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2025	2024
Total Company
Adjusted EBITDA *	$4,276.0	$3,846.3
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization	(376.3)	(379.4)
Interest expense	(226.7)	(238.4)
Provision for income taxes	(705.9)	(627.6)
Restructuring costs	(31.2)	(5.1)
M&A transaction costs	(7.2)	(4.2)
Non-cash adjustments for contingent consideration	61.2	25.0
Non-cash settlement charge related to the transfer of a pension liability to an insurance company	(17.2)	—
Legacy legal liability	—	(2.4)
Discontinued operations, net of tax	(37.0)	(24.7)
Net earnings from continuing operations attributable to noncontrolling interests	(17.1)	(21.6)
Net earnings attributable to Trane Technologies plc	$2,918.6	$2,567.9

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	December 31,	December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$1,763.3	$1,590.1
Accounts and notes receivable, net	3,235.3	3,090.2
Inventories	2,103.6	1,971.5
Other current assets	760.8	686.0
Total current assets	7,863.0	7,337.8
Property, plant and equipment, net	2,251.3	2,024.5
Goodwill	6,457.0	6,127.9
Intangible assets, net	3,236.7	3,308.2
Other noncurrent assets	1,612.7	1,348.3
Total assets	$21,420.7	$20,146.7

LIABILITIES AND EQUITY
Accounts payable	$2,153.9	$2,148.0
Accrued expenses and other current liabilities	3,439.8	3,468.7
Short-term borrowings and current maturities of long-term debt	693.0	452.2
Total current liabilities	6,286.7	6,068.9
Long-term debt	3,922.1	4,318.1
Other noncurrent liabilities	2,611.0	2,272.8
Total equity	8,600.9	7,486.9
Total liabilities and equity	$21,420.7	$20,146.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 9
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2025	2024
Operating Activities
Earnings from continuing operations	$2,972.7	$2,614.2
Depreciation and amortization	376.3	379.4
Changes in assets and liabilities and other non-cash items	(128.6)	184.1
Net cash provided by (used in) continuing operating activities	3,220.4	3,177.7
Net cash provided by (used in) discontinued operating activities	(25.9)	(32.1)
Net cash provided by (used in) operating activities	3,194.5	3,145.6

Investing Activities
Capital expenditures, net	(383.0)	(370.6)
Acquisition of businesses, net of cash acquired	(276.0)	(180.3)
Other investing activities, net	19.0	(12.0)
Net cash provided by (used in) investing activities	(640.0)	(562.9)

Financing Activities
Net proceeds from (payments of) debt	(159.1)	(9.0)
Dividends paid to ordinary shareholders	(837.3)	(757.5)
Repurchase of ordinary shares	(1,481.3)	(1,280.8)
Other financing activities, net	(18.1)	26.7
Net cash provided by (used in) financing activities	(2,495.8)	(2,020.6)

Effect of exchange rate changes on cash and cash equivalents	114.5	(67.3)
Net increase (decrease) in cash and cash equivalents	173.2	494.8
Cash and cash equivalents - beginning of period	1,590.1	1,095.3
Cash and cash equivalents - end of period	$1,763.3	$1,590.1

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 10
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	December 31,	December 31,
	2025	2024
Net Receivables	$3,235.3	$3,090.2
Days Sales Outstanding	57.4	57.9

Net Inventory	$2,103.6	$1,971.5
Inventory Turns	6.4	6.4

Accounts Payable	$2,153.9	$2,148.0
Days Payable Outstanding	58.0	62.0
--------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Year ended	Year ended
	December 31, 2025	December 31, 2024

Net cash flow provided by continuing operating activities	$3,220.4	$3,177.7
Capital expenditures	(383.0)	(370.6)
Cash payments for restructuring	22.5	8.6
Legacy legal liability	0.6	2.7
M&A transaction costs	6.2	1.7
Proceeds from sale of corporate asset	20.6	—
Adjustment for multi-year outperformance incentive program**	—	(31.1)
Free cash flow*	$2,887.3	$2,789.0

Adjusted earnings from continuing operations attributable to Trane Technologies plc*	$2,936.1	$2,562.5
Free cash flow conversion*	98%	109%

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
**The Company implemented a special three-year Outperformance Incentive Program during the year ended December 31, 2024 that provides additional incentive-based cash compensation to eligible participants based primarily on the achievement of outsized revenue performance beyond what is achievable under the Company’s existing short-term incentive programs. Performance is measured over three annual periods representing the years ended December 31, 2024, 2025 and 2026. Cash payments related to performance achieved will be made in the quarter ended March 31, 2027. This adjustment represents amounts earned in the respective performance period that will be paid during the quarter ended March 31, 2027.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION